                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 30, 1999
                                                           -------------


                       Chase Mortgage Finance Corporation
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


   Delaware                       333-76801                  52-1495132
--------------------------------------------------------------------------------
(State or other                  (Commission               (IRS Employer
jurisdiction of                  File Number)           Identification No.)
incorporation)

             343 Thornall Street
                 Edison, NJ                                             08837
--------------------------------------------------------------------------------
  (Address of principal executive offices)                            Zip Code


           Registrant's telephone, including area code: (732) 205-0600

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

ITEM 5.           Other Events

                  Filing of Collateral Term Sheets

         Attached as Exhibit 99.1 are Collateral Term Sheets prepared by Chase Mortgage Finance Corporation in connection with the offering of Chase Mortgage Finance Corporation Multi-Class Mortgage Pass-Through Certificates, Series 1999-S11.

ITEM 7.           Financial Statements and Exhibits

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------

(99.1)                                      Collateral Term Sheets

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CHASE MORTGAGE FINANCE CORPORATION
Date: June 30, 1999

                                            By: /s/ Eileen A. Lindblom
                                                -------------------------------
                                                Name: Eileen A. Lindblom
                                                Title: Vice President

                                INDEX TO EXHIBITS

Exhibit No.                Description
-----------                -----------

(99.1)                     Collateral Term Sheets

                            Chase Mortgage 1999-S11
                          30 Yr Fixed Rate Collateral

Principal Balance                 $400,000,000              +/-5%

Gross WAC                         7.502%                    +/-5 bps

WAM                               357                       +/-2 months

Wtd. Ave LTV                      74.1%                     +/-2%

Property Type                     Single Family & PUDs      88% Min
                                  Condos                    5% Max
                                  Coops                     3% Max
                                  2-4 Family                4% Max

Owner Occupied                    95% Min

Full Documentation                85% Min

Cash Out Refi                     14.9%                     19% Max

Geographics                       31% California Max

Expected Subordinated             4.25%                     +/-0.50%

Settlement                        Aug 1999

Delivery Variance                 +/-5%



The analyses in this report are based on information provided by Chase Mortgage Finance Corporation ("CMFC"). Chase Securities Inc. ("CSI") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the final Prospectus and Prospectus Supplement for the securities referred to herein (the "Securities"). The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by CSI and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and CSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any Security. Any investment decision with respect to the Securities should be made by you based upon the information contained in the final Prospectus and Prospectus Supplement relating to the Securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax business, financial and related aspects of a purchase of the Securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY CHASE SECURITIES INC. ("CSI") AND NOT BY CMFC OR ANY OF ITS AFFILIATES (OTHER THAN CSI). CSI IS NOT ACTING AS AGENT FOR CMFC. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.

                            Chase Mortgage 1999-S11
                          30 Yr Fixed Rate Collateral
                          Preliminary Pool Information

Principal Balance                  $400,000,000               +/-5%

Gross WAC                          7.502%

WAM                                357

Note Rate                          6.50-7.00                   8.6%
                                   7.01-7.50                  49.5%
                                   7.51-8.00                  38.5%
                                   8.01-8.50                   3.0%
                                   8.51+                       0.4%

Ave. Loan Balance                  336,000

Loan Balances                      0-100,000                   1.2%
                                   100,001-200,000             5.7%
                                   200,001-350,000            40.5%
                                   350,001-500,000            24.9%
                                   500,001-1,000,000          26.0%
                                   1,000,000+                  1.7%

LTV                                0-50.00                     5.7%
                                   50.01-60.00                 6.2%
                                   60.01-70.00                12.6%
                                   70.01-75.00                17.3%
                                   75.01-80.00                47.0%
                                   80.01-85.00                 1.7%
                                   85.01-90.00                 5.9%
                                   90.01-95.00                 3.4%
                                   95.01-100.00                0.1%


The analyses in this report are based on information provided by Chase Mortgage Finance Corporation ("CMFC"). Chase Securities Inc. ("CSI") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the final Prospectus and Prospectus Supplement for the securities referred to herein (the "Securities"). The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by CSI and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and CSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any Security. Any investment decision with respect to the Securities should be made by you based upon the information contained in the final Prospectus and Prospectus Supplement relating to the Securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax business, financial and related aspects of a purchase of the Securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY CHASE SECURITIES INC. ("CSI") AND NOT BY CMFC OR ANY OF ITS AFFILIATES (OTHER THAN CSI). CSI IS NOT ACTING AS AGENT FOR CMFC. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.

Property Type                     Single Family & PUDs         91.8%
                                  Condos                        2.2%
                                  Coops                         1.3%
                                  2-4 Family                    1.7%
                                  Unknown                       2.9%

Occupancy                         Owner                        96.4%
                                  2nd                           2.9%
                                  Unkown                        0.7%

Documentation                     Full                         89.7%
                                  Alternate                    10.3%

Purpose                           Purpose                      67.4%
                                  Rate Term Refi               17.7%
                                  Cash Out Refi                14.9%

Geographics                       California                   27.3%
                                  New York                     13.7%
                                  Florida                       6.7%
                                  New Jersey                    5.1%
                                  Texas                         5.0%
                                  All Others                   <5.0%

Ave.FICO                          716





The analyses in this report are based on information provided by Chase Mortgage Finance Corporation ("CMFC"). Chase Securities Inc. ("CSI") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the final Prospectus and Prospectus Supplement for the securities referred to herein (the "Securities"). The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by CSI and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and CSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any Security. Any investment decision with respect to the Securities should be made by you based upon the information contained in the final Prospectus and Prospectus Supplement relating to the Securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax business, financial and related aspects of a purchase of the Securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY CHASE SECURITIES INC. ("CSI") AND NOT BY CMFC OR ANY OF ITS AFFILIATES (OTHER THAN CSI). CSI IS NOT ACTING AS AGENT FOR CMFC. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.